UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 — Entry into a Material Definitive Agreement

At the Annual Meeting of Stockholders of ACCO Brands Corporation (the “Company”) held on May 25, 2006 (the “2006 Annual Meeting”), the Company’s stockholders approved the Amended and Restated ACCO Brands Corporation 2005 Incentive Plan (the “Restated LTIP”), which previously had been approved by the Company’s Board of Directors, subject to stockholder approval. The Restated LTIP amends and restates the ACCO Brands Corporation 2005 Long-term Incentive Plan (the “2005 LTIP”).

Under the Restated LTIP, the Compensation Committee of the Company’s Board of Directors may grant incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards and other cash- and stock-based awards to key employees, including officers, and non-employee directors. In comparison to the 2005 LTIP, the Restated LTIP, among other things:

•
reserves 4,578,000 shares of common stock as available for issuance under the Restated LTIP, which represents a 378,000 share increase from the number of shares authorized for issuance under the 2005 LTIP;

•	ensures compliance with new Internal Revenue Code Section 409A deferred compensation rules;

•	subjects annual incentive cash-based awards to the Internal Revenue Code Section 162(m) tests for deductibility by the Company of performance based compensation;

•	removes the concept of “Limited Rights” which would have allowed an employee to elect to receive cash upon a change-in-control rather than exercise his or her option or equity award;

•
removes an exception for Lane Industries, Inc. that would have allowed Lane’s ownership to increase to 105% of its ownership at the time of the Company’s merger with General Binding Corporation without triggering a change-in-control under the 2005 LTIP;

•
clarifies, expands or amends provisions relating to vesting and non-forfeiture of awards upon death, disability or retirement or upon termination of employment in change-in-control and non change-in-control situations; and

•	removes limitations on the number of full value awards that can be made.

The more detailed description of the terms of the Restated LTIP contained in the Company’s proxy statement for its 2006 Annual Meeting under Item 2, “Approval of the Amended and Restated ACCO Brands Corporation 2005 Incentive Plan,” is incorporated by reference herein.

The foregoing description of the Restated LTIP does not purport to be complete and is qualified in its entirety by the terms and conditions of the Restated LTIP, a copy of which is filed as Annex A to the Company’s proxy statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 7, 2006, and which is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 — Financial Statements and Exhibits.

Exhibit 10.1                Amended and Restated ACCO Brands Corporation 2005 Incentive Plan (incorporated by reference to Annex A to the ACCO Brands Corporation proxy statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 7, 2006 (file no. 001-08454)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)
Date: May 30, 2006	By:	/s/ Steven Rubin
Name:	Steven Rubin
Title:	Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit
10.1
Amended and Restated ACCO Brands Corporation 2005 Incentive Plan (incorporated by reference to Annex A to the ACCO Brands Corporation proxy statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 7, 2006 (file no. 001-08454)).